EXHIBIT 10.37

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	1
2. AMENDMENT/MODIFICATION NO. 00014	3. EFFECTIVE DATE 12/16/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	8219	7. ADMINISTERED BY (If other than Item 6) CODE		8219
Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539		Centers for Disease Control and Prevention (CDC) Procurement and Grants Office (PGO) 2920 Brandywine Road Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State, and ZIP Code) EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD #1 LANSING, MI 48906-2933		(√)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (See Item 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. 200-2011-42084
CODE 026489018	FACILITY CODE		10B. DATED (See Item 13) 09/30/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers is extended, is not extended.
 Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15, and returning  __________  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X
B.            THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).  FAR 52.232-23 Assignment of Claims (May 2014)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not, is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the attached Modification to Payment Instructions in Notice of Assignment dated December 11, 2014.  The attached Modification to Payment Instructions in Notice of Assignment supersedes the previous one dated May 20, 2014.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) /s/ Adam Havey, Executive VP		16A. NAME OF CONTRACTING OFFICER (Type or print) Natasha Y. Rowland
15B. CONTRACTOR/OFFEROR BY Adam Havey (Signature of person authorized to sign)	15C. DATE SIGNED 12/16/14	16B. UNITED STATES OF AMERICA BY Natasha Y. Rowland (Signature of Contracting Officer)		16C. DATE SIGNED 12/16/2014
NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83)
Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

[EXECUTION COPY]
MODIFICATION TO PAYMENT INSTRUCTIONS IN NOTICE OF ASSIGNMENT
To:
Christine N. Godfrey
Contracting Officer
Centers for Disease Control and Prevention
Procurement and Grants Office
2920 Brandywine Road
 Atlanta, GA 30341-5539

Centers for Disease Control and Prevention (FMO)
PO Box 15580
 Atlanta, GA 30333-D080

December 11, 2014
Reference is hereby made to (i) Contract No. 200-2011-42084, dated as of September 30, 2011, entered into between EMERGENT BIODEFENSE OPERATIONS LANSING LLC, a Delaware limited liability corporation (the "Contractor") and a wholly owned subsidiary of Emergent BioSolutions Inc. and the Centers for Disease Control and Prevention, Procurement and Grants Office (the "Contract") to provide supplies and/or services according to the above referenced Contract, (ii) that certain Instrument of Assignment of Monies Due and to Become Due, dated December 11, 2013 assigning payments under the Contract to Bank of America, N.A., in its capacity as administrative agent (the "Assignee") (DUNS No. 055169452-0026) (CAGE Code 65LS5) (TIN 94-1687665) under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. § 3727, 41 U.S.C. § 15 and the Federal Acquisition Regulation ("FAR") relating thereto (48 C.F.R. 32.800-32.806), (iii) that certain Notice of Assignment executed by Bank of America, N.A. and acknowledged by Christine N. Godfrey on January 9, 2014 and (iv) that certain Modification to Payment Instructions in Notice of Assignment, dated May 20, 2014.
The undersigned Assignee hereby directs that payments due or to become due under the Contract from and after the date hereof should be made to the undersigned Assignee at the following account at PNC Bank as follows:
If by ACH, please remit to:
ABA No.: 054000030
Bank Name: PNC Bank
Acct. No.: [**]
 Account Name: Emergent BioSolutions Inc.
Please return to the undersigned, at your earliest convenience, the enclosed copies of this modification to payment instructions in notice of assignment, executed by the person acknowledging receipt on behalf of the addressee. Please distribute a copy of this notice to the appropriate party in the accounts payable office for your agency.
[Remainder of Page Intentionally Left Blank.]

Very truly yours,
BANK OF AMERICA, N.A., as Administrative Agent Name;
By:  /s/ Erik M. Truette
Name:  Erik M. Truette
 Title: Assistant Vice President

Acknowledgment
The above Modification to Payment Instructions In Notice of Assignment are hereby acknowledged and agreed.  They were received at on via email December 11, 2014.
/s/ Natasha Y. Rowland
[Signature]
Contracting Officer
[Title]
CDC/PGO
 On Behalf of
Natasha Y. Rowland
 Name of Addressee